Statements of Operations - USD ($)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
OPERATING EXPENSES
Research & Development Expenses	$ 3,216,933	$ 3,291,417
General & Administrative	1,120,560	1,153,672
Licensing	5,154	1,210
Loss from Operations	(4,342,647)	(4,446,299)
OTHER INCOME/EXPENSE
Interest Income	2
Interest Expense	(3,448,939)	(1,808,386)
Total Other Expense	(3,448,937)	(1,808,386)
NET LOSS	(7,791,584)	(6,254,685)
Cumulative Series A Preferred Stock Dividend Requirement	(125,000)	(125,000)
NET LOSS available to common shareholders	$ (7,916,584)	$ (6,379,685)
Basic & Diluted Loss per Common Share – Class A (in Dollars per share)	$ (0.74)	$ (0.64)
Class A
OTHER INCOME/EXPENSE
Weighted Average # of Shares – Class A (in Shares)	10,680,000	9,980,000